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                                                                    EXHIBIT 23.5

                           CONSENT OF THOMAS H. MEYER

      I am a nominee director of iOwn Holdings, Inc. and consent to being so named in this Registration Statement on Form S-1 (File No. 333-93587).

                                          /s/ Thomas H. Meyer
                                          -------------------------------------
                                          Thomas H. Meyer

Miami, Florida
May 5, 2000